1

                                                                    Exhibit 10.2

                         NOTICE TO PROSPECTIVE EMPLOYEES
                         -------------------------------

     YOU    SHOULD  CAREFULLY  READ  THE  FOLLOWING  DOCUMENT
     PRIOR   TO   SIGNING.  IT  CONTAINS   A  NUMBER  OF  RULES  AND
     REQUIREMENTS  GOVERNING  YOUR   EMPLOYMENT,   CONDUCT
     AND  ACTIONS.   AS  THE  TERMS  ARE  USED  IN  THIS  AGREEMENT
     YOU   ARE  THE   EMPLOYEE,  AND  THE  COMPANY  IS  EMPLOYER.
     ---              --------             -------      --------
     IF  YOU  HAVE  QUESTIONS  CONSULT  A  LAWYER  BEFORE  SIGNING.


                   EMPLOYMENT  AND  CONFIDENTIALITY  AGREEMENT


     THIS AGREEMENT made between Berens Industries, Inc., a Nevada Corporation, maintaining offices at 701 North Post Oak Road, Suite 350, Houston, Texas 77024, (hereinafter "Employer" or "Company"), and Kevin Willcutts, (hereinafter "Employee"), an individual currently residing at 1927 Hawthorne Street, Houston, Texas 77098.

     IN CONSIDERATION of the employment or continued employment of the Employee by Employer and the mutual covenants contained herein, it is agreed at follows:

                              1.  EMPLOYMENT.
                                  ----------

     Employer hereby employs or continues the employment of the Employee and the Employee hereby accepts employment upon the terms and conditions contained herein.

                              2.  COMPENSATION.
                                  ------------

Compensation shall consist of salary, benefits, vacation, and holidays, as follows:

(A.) SALARY. For the services rendered by the Employee to Employer, Employer shall pay the Employee a salary at the rate of $5,000 per month, or as otherwise shall be agreed upon from time to time by the parties hereto. Any raises in salary to which Employee shall become entitled, shall be evidenced by a written memorandum awarding such raise to the Employee, and signed by Employer.

(b.)     STOCK  OPTIONS,  BONUSES  AND  INCENTIVES.   In  addition  to  salary,
Employee shall receive stock options, bonuses and incentives. Stock Options, Bonuses and Incentives shall vest to Employee after six (6) months of employment. If Employee is terminated for Cause, all Stock Options, Bonuses and Incentives earned after the date of termination shall become null and void. Employees Stock Option, Bonus and Incentives shall be granted according to the following formula:

     STOCK  OPTIONS:

Employee will be granted options to acquire 50,000 restricted shares of common stock of Employer pursuant to Employers 1999 Stock Incentive Plan, at a price of $1.00 per share upon transfer of the domain name artmovement.com to Employer.

OTHER:

 1.  Employee will be granted piggy-back registration rights for any fully vested restricted common shares Employee exercises.
 2.  Any options not exercised within Two (2) Year's of the date of this Agreement shall become null and void and Employer shall have no further obligation to
     Employee and Employee shall have no further claim on stock options of
     Employer.
 3.  Employer retains sole discretion to grant additional Stock Options and Incentives to Employee during employment.
 4.  Employee will receive 1,000,000 restricted common shares of Mercosur
     Industries, Inc.
 5.  Employee will receive a commission in stock or cash to be mutually determined by Employer and Employee for raising equity capital for Employer.

     (c) BENEFITS. Benefits shall be paid to Employee by Employer in accordance with the standard practice of Employer when offered to all Employees. Benefits presently anticipated include fully paid, standard Employer provided health insurance for the Employee, and a fifty percent (50%) copayment of health insurance premiums under the standard Employer provided policy for dependent members of Employee's family. No other benefits are offered at the time of entering into this contract. Employer may chose to offer other benefits to Employee from time to time.

     (d) VACATIONS AND HOLIDAYS. Employee shall be entitled to three (3) weeks paid vacation after one (1) year of Employment, based on a five day work week. Vacation days will begin to accrue to Employee after ninety (90) days of Employment. In addition, Employee shall be entitled to take off from work during all designated Employer and Federal holidays with pay.


     (e)  SICK  AND  PERSONAL DAYS: Employee shall be entitled to a total of ten
(10) days paid Sick and/or Personal days beginning ninety (90) days after Employment. No sick days or personal days can be taken (paid) one week prior to or immediately after any Vacation days. Sick and/or Personal days not used during the term of employment will not be carried forward to the next employment year.

     (f) EXPENSE ACCOUNT. Employee shall be entitled to reimbursement for documented and approved business and travel expenses. Such charges shall include; coach air fare, hotel, meals, taxi, and business entertainment. All travel and hotel charges must be pre-approved by Employer. Employee shall be required to submit a monthly statement of reimbursable expenses for approval by such person or group as determined by the Board of Directors of Employer. Such statement shall include a copy of the expense receipt, a statement of business purpose, and name of client for whom the expense was incurred.

                                   3.  TERM.
                                       ----

     This Agreement shall provide for a term of six (6) months, terminable at any time by either the Employer or the Employee for Cause. This Agreement will automatically renew for an additional six (6) months with all terms and conditions extended in their entirety. This Agreement shall be interpreted to provide a defined contract of employment for a specific term. Should the Employee be dismissed "for cause" under this Agreement, all payments and other stock options or incentives due and accruing to Employee up until the time of termination shall be payable.

     Nonetheless, the provisions of Articles 5 and 6 related to Proprietary Information and Non-circumvention shall survive termination of this agreement and continue for such terms as provided therein.

     4.  DUTIES  AND  EXTENT  OF  SERVICES.
         ---------------------------------

     The Employee is engaged to perform work as Vice President of Marketing and Business Development of Employer. Employee shall report to the Chief Executive Officer of Employer.

     (a.) GENERAL DUTIES. The precise duties or services to be performed by Employee are as set forth in the Corporate Bylaws of Employer, and as may be extended or curtailed, from time to time, at the direction of the President of the Employer. The Employee shall devote the majority of Employee's workday, attention and energies to the business of Employer, and shall assume and perform such further reasonable responsibilities and duties as may be assigned to him from time to time by Employer. Employee is management, and shall have no set working hours. Employee will endeavor to be available at such times as required by Employer for consultations, demonstrations, etc.

     (b.) CONFLICTING EMPLOYMENT. Employee shall NOT be able to perform additional employment duties during the term of this Agreement. For purposes of this covenant, "employment" shall mean provision of services similar in any manner to those provided by Employee to Employer, to any other person or entity, whether or not for compensation. Such outside work shall include the use of or relate to Proprietary Information provided by Employer to Employee.

     (c.) REPORTING. Employee shall prepare reports directed to such person as Employer shall specify, which define the work performed by Employee. It is not intended that these reports be a timesheet, but shall specify actual accomplishments of Employee. Such reports shall specify progress, directions undertaken, financial transactions reviewed or created, new contacts, and any other significant developments in the work of Employee.

               5.  NON-DISCLOSURE  OF  CONFIDENTIAL  INFORMATION.
                   ---------------------------------------------

     The Employee agrees, during the term of employment and forever thereafter, except as provided in Article 7 of this Agreement, to keep confidential all information provided by Employer or learned as a result of this employment (hereinafter collectively referred to as "Proprietary Information"), AND not to release, use, or disclose it except with the prior written permission of Employer, specifically as follows:

     "Proprietary Information" includes, inter alia, data and material relating to any customer, vendor, licenser, licensee, or other parties transacting business with Employer, information on deal structure, accounting, scientific or technical data, information related to regulatory clearances of products or securities, analyst compilations, forecasts, studies and other documents, including those prepared by Employee or any other employees, independent contractors, agents and representatives, or any other person or entity, which contain or otherwise reflect such "Proprietary Information".

     (a.) The Proprietary Information will be kept confidential and shall not be disclosed, except as required by law without the prior written consent of the Company. Disclosure includes the information being made available to a non-party to this Agreement by Employee in any matter whatsoever, in whole or in part, and such Proprietary Information shall not be used by Employee other than in connection with the Employment.

     (b.) Proprietary Information shall not include any information which: (i) was already of written record in Employee's files on a non-confidential basis prior to disclosure to Employee by Company or anyone in privity with Company; (If Employee intends to rely upon this exemption, he shall within 24 hours of any disclosure of Proprietary Information by Employer to him, provide Employer copies of such written record in his personal files, including the date obtained.) or (ii) at the time of disclosure to Employee, was generally available to the public without the performance of work necessary to extract such information from the unlimited environment of public information from which it may be obtained; or (iii) becomes available to Employee, after termination of Employment, in writing on a non-confidential basis from a third party, provided that such third party is not breaching any legal, contractual or fiduciary obligation to the Company or any other entity. In the event that such Proprietary Information was provided to Employee by such third party breaching a duty to Company as provided herein, Employee agrees not to further use or disclose such Proprietary Information, but Employee will have no other liability with respect to USE of such Proprietary Information.

     (c.) Proprietary Information is being provided to Employee solely for the purpose of his performance under this Agreement.

     (d.) In addition to requirements of nondisclosure of Proprietary Information, without Company's prior written consent, (except as required by law
- as discussed in Subpart f, hereinbelow), Employee will not disclose to any Person (whether an individual, corporation, government body or agency, or any other entity) the fact that (i.) Proprietary Information has been made available; (ii.) that discussions or negotiations are taking place concerning any business of the Company, including the terms and conditions, or other facts with respect to any Transaction; (iii.) that any Proprietary Information has been developed by Employee or any other person or entity for Company; or (iv.) that Employee and the Company have entered into this Agreement.

     (e.) Company will keep a written record of the Proprietary Information furnished to Employee by the Company and all Proprietary Information developed by Employee. Employee may verify this record at any time. Upon Termination of Employment, all Proprietary Information, together will all copies thereof, including any working models, research notes, case histories, books, business records, scientific instruments, and other items containing or embodying Confidential Proprietary Information will be returned immediately to the Company. Employee shall certify in writing, in the form of an affidavit made under oath, to such return of the Proprietary Information in a form acceptable to Company. In addition, whenever Employee obtains permission to disclose Proprietary Information to anyone, such permission and disclosure shall be recorded in Employee's written record maintained by Employer. Employer and Employee shall jointly insure that all transactions are accurately recorded.

     (f.) In the event that Employee is requested or legally compelled to disclose any Proprietary Information, Employee (whether or not the Employer-Employee relationship has been terminated) will provide the Company written notice as soon as possible, and in no event more than ten (l0) days of such event, so that the Company may seek an appropriate remedy and/or waive, in writing, compliance with the provisions of this Agreement. In the event that Company does not waive compliance with this Agreement, Employee shall be legally bound not to disclose such information, pending the Company seeking a remedy to forestall disclosure. The Company will promptly advise Employee of any action it intends to take. In the event that such remedy, as is desired by the Company, is not obtained or that the Company waives compliance with the provisions of this Agreement, Employee will furnish only that portion of the Proprietary Information which "upon the written opinion of appropriate legal counsel" is legally required to be produced, and will exercise best efforts to obtain reliable assurance that confidential treatment will be accorded the Proprietary Information provided.

     (g.) Employee shall promptly advise Company in writing if Employee learns of any unauthorized use or disclosure of Proprietary Information by any person or entity.

     (h.) Employee shall have no proprietary interest in the work product developed by Employee or any other employee, independent contractor, or agent of Employer during the course, and as a result of this Agreement and Employee expressly agrees to assign all rights, title and interest to any trade secrets or other proprietary rights (including patents, or other intellectual property rights) developed as a result of this Agreement to Company. Employee agrees to execute appropriate assignments upon request of Company.

     (i.) Transmittal of Proprietary Information by Employer to Employee may be made in oral or written form. If in writing, such transmittal shall bear the word "Confidential". Any copies or reproductions shall bear the proprietary notices contained in the original.

     (j.) Proprietary Information shall remain confidential for an indefinite term as provided in Article 7.

                              6.  NON-CIRCUMVENTION.
                                  -----------------

     If this Employment Agreement terminates for any reason, Employee agrees for such times as are specified herein not to have any business dealings whatsoever, either directly or indirectly or through associates with any customer, source, technical consultant, agent, associate, or client of the Company or its subsidiaries or any person or firm with whom Employee has made contact in connection with his activities for the Company (hereinafter "Introduced Entities").

     With respect to such Introduced Entities which Employee may have knowledge as a result of the Employee-Employer relationship made possible by this Agreement, and in addition to the requirements of Article 5, the Employee:

     (a.) will keep in strictest confidence, both during the term of this Agreement and subsequent to termination of this Agreement, and will not during the term of this Agreement or thereafter disclose or divulge to any person, firm or corporation, or use directly or indirectly, for his own benefit or the benefit of others, any information which in good faith and good conscience ought to be treated as confidential information including, without limitation, information relating to the technical or business aspects developed by the Company, including, inter alia, information as to sources of, and arrangements for, goods and services supplied to customers or clients of the Company, submission and proposal procedures of the Company, customer or contact lists or any other confidential information or trade secrets respecting the business or affairs of the Company which Employee may acquire or develop in connection with or as a result of the performance of his services hereunder.

     (b.) agrees to the following additional restrictions upon Employee's transaction of any, other, present and future, related or non-related business with Introduced Entities. The nature of the information provided by Company to him, requires Employee to work, in many cases, directly with the Introduced Entities, including those named or disclosed in Proprietary Information. Employer and Employee jointly agree that work performed by Employee for Employer is such that Employee would not have otherwise known about such Introduced Entities", which he has met as a result of the Employment relationships. This does not include persons or entities of which Employee already had knowledge. It is jointly agreed that such relationships are Proprietary Information, and not subject to utilization by Employee during the course of this Agreement and for a reasonable term as provided herein thereafter, as follows:

     (i.) Employee agrees not to enter into any relationship with an Introduced Entity. Employee irrevocably and unconditionally agrees that all such relationships (including deals, agreements, employment, or any other relationship) involving Proprietary Information or with any Introduced Entities which result from any Proprietary Information provided under this Agreement or performance by Employee under this Agreement, are barred. Employee shall not circumvent Company by entering into or reaching any agreement between himself (or any related entity) and any Introduced Entity, except as permitted by this Agreement.

     (ii.) Such restrictions upon non-circumvention shall continue for Two (2) years from the date hereof if the relationship with the Introduced Entity does not involve any Proprietary Information. If such relationship involves Proprietary Information, including the introduction having been made as a result of disclosure of the Introduced Entity as part of the content of Proprietary Information, the restrictions shall continue for an indefinite term as provided in Article 7.

     (iii.) Employee specifically represents that he possesses sufficient knowledge and ability so that compliance with the provisions of this article will not effectively prohibit him from obtaining other employment should this Agreement terminate.

     In the event of an actual or threatened breach by Employee of the provisions of this Article, Employer shall be entitled to injunctive relief restraining the Employee from the breach or threatened breach, however, nothing herein shall be construed as prohibiting Employer from pursuing any other remedies available for such breach or threatened breach, including the recovery of damages from Employee.

                              7.  TERM  FOR  NONDISCLOSURE.
                                  ------------------------

     This Article shall survive Termination of this Agreement. Employer and Employee agree that Proprietary Information is a valuable resource owned by Employer. The confidentiality of such resource must be protected beyond the term of Employment of Employee. It is agreed that Employee shall be obligated to keep Proprietary Information confidential as provided in Articles 5 and 6 herein, until one of the following occurs:

     (a.) Employer notifies Employee in writing that such Proprietary Information is no longer confidential.

     (b.) Such Proprietary Information is disclosed in writing in a public, non-confidential disclosure, and then only to the extent of the disclosure made, and to the extent that such disclosure is not made as a breach of any agreement or obligation with Employer. If such public disclosure relates to a requirement of non-circumvention as provided in Article 6 of this Agreement, it shall NOT be sufficient for the term to run under this Article, that the public disclosure details business between Company and such Introduced Entity.

                                  8.  WARRANTY.
                                      --------

     Employee acknowledges and agrees that any and all Proprietary Information is provided without any representation or warranty, expressed or implied, as to the accuracy or completeness and that the Company expressly disclaims any and all liability that may be based on the information or any errors therein or omissions therefrom. Employee agrees that only those representations and warranties made to Employee in writing by the Company in any executed definitive agreement shall have any legal effect.

                              9.  CONSIDERATION.
                                  -------------

     Employee acknowledges receipt of good and sufficient consideration to make this a binding agreement, which consideration is as follows: (i.) Payment of Ten Dollars ($l0.00) in cash, receipt of which is hereby acknowledged, and (ii.) The payment from time to time of wages and such benefits (as provided in Article
2) which at the discretion of the Employer may be provided (however, failure to pay wages and fail-ure to provide benefits shall not be considered to be a failure of consideration or inadequate consideration, provided at least one pay period of wages is paid by Employer to Employee), and (iii.) The covenants of Employer, including the contractual requirement of indemnification, made herein to Employee. By signing this Agreement, Employee submits that the agreed consideration is good, sufficient and binding upon Employee for this to be a good and valid agreement.

                              10.  INDEMNIFICATION.
                                   ---------------

     Employer, at its own expense, shall defend, indemnify and hold Employee harmless from any claim, demand, cause of action, debt or liability (including attorneys' fees) to the extent it is based on a claim that Employee in the course of this Agreement, infringed or violated the patent of a third party, provided Company is notified promptly of such claim and provided that such claim is based upon the Proprietary Information provided by Company. Company shall have the right to control the defense in any such action and to enter into a stipulation of discontinuance and settlement of such claim in its discretion.

                         11.  STANDARD  OF  CONDUCT.
                              ---------------------

     Any work performed by Employee under this Agreement is as an Employee of the Company. Employee is authorized to negotiate for Company as directed by the Board of Directors of Company. Employee may sign agreements for Company as directed by its Board of Directors. It is the intention of the parties to at all times conduct themselves, both with respect to activities under this Agreement, and their respective business activities generally, in compliance with all applicable federal and state laws. The mutual interests of both parties to this Agreement require that both parties act in good faith to fulfill the intent and purpose of this Agreement.

                         12.  INJUNCTIVE  RELIEF.
                              ------------------

     Employee acknowledges that the use or disclosure of the Proprietary Information in a manner inconsistent with this Agreement will cause Company irreparable damage for which the remedies available at law would be inadequate to protect the Company. As such the Company shall have the right to equitable and injunctive relief to prevent the unauthorized use or disclosure, and (in addition to such equity relief) to such damages as are occasioned by such unauthorized use or disclosure. Employee agrees in advance NOT to object to the granting of equitable relief (including injunctions and specific performance) in the Company's, favor WITHOUT any proof by Company of actual damages and WITHOUT the posting of any bond. The aforementioned remedies are in addition to all other remedies available to the Company.

     Employee hereby irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the courts of the State of Texas located in the City of Houston, Texas for any actions, suits or proceedings arising out of or relating to this Agreement or any Transaction contemplated hereby, and Em-ployee agrees NOT to commence any action, suit or proceeding relating thereto except in such a court. Employee agrees that service of any process, summons, notice or document by U.S. certified mail, postage prepaid, to your address set forth hereinbelow shall be effective service of process for commencement or maintenance of any proceeding brought against Employee in any such court.

                                  13. SEVERANCE
                                  -------------

Should Employee leave the Employment of Employer for any reason other than Cause after the initial term of Employment, Employer will pay to Employee two (2) months severance pay.

                             14. GENERAL PROVISIONS.
                                 -------------------

     14.1 NO WAIVER. Employee's obligation(s) as set forth in this Agreement may be waived, in whole or in part, by Employer. To be effective, a waiver by the Company must be in writing, shall specifically refer to this Agreement and the obligation being waived, and must be executed by an executive officer of the Company, A waiver on one occasion will not be deemed a waiver of the same or any other occasions or on any future occasion. It is further understood and agreed that no failure or delay by Employer in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise of any right, power or privilege hereunder.

     14.2 NOTICES. Any notice hereby required or permitted to be given shall be sufficient if in writing and mailed by registered or certified mail, postage prepaid, to either party at the address of such party set forth below or at such other address as shall have been designated by written notice by such party to the other party.

Initially  such  notices  shall  be  sent  as  follows:

  If  by  Employer  to:

     Mr.  Kevin  Willcutts
     1927  Hawthorne  Street
     Houston,  Texas  77098

  If  by  Employee  to:

     Mr.  Marc  Ivan  Berens,  President
     Berens  Industries,  Inc.
     701  North  Post  Oak  Road,  Suite  350
     Houston,  Texas  77024

                         14.3  ENTIRE  CONTRACT.

     This Agreement shall constitute the entire contract between the parties and supersedes all existing agreements between them, whether oral or written, with respect to the subject matter hereof. No change, modification or amendment of this Agreement, which is to be binding upon Employer, shall be of any effect unless in writing signed by the Employee and by the Authorized Officer of Employer.

                         14.4  GOVERNING  LAW.

     This agreement shall be governed by the laws of the State of Texas, and without regard to any principles of conflicts of laws, the state (not federal) courts of the State of Texas shall have jurisdiction and venue over controversies concerning interpretation of this Agreement. Each party agrees to be solely responsible for any legal fees incurred by it in connection with negotiation and execution of this Agreement, and represents that it owes no commission or other fee, including any employment agency fee, to any other entity for bringing about or introduction of parties to this Agreement.

                         14.5  SEVERABILITY.

     Should any provision of this Agreement not be enforceable in any jurisdiction, the remainder of the Agreement shall not be affected thereby, and this Agreement shall be interpreted as though the non-enforceable part was not contained herein.

                         14.6  ASSIGNMENT.

     This Agreement is not assignable by Employee, because Employer is contracting for the personal work of the Employee. Employer may assign this Agreement to another entity. Upon assignment, Employer shall notify Employee in writing.

Signed  in  Duplicate  by  the  Parties  hereto.

EMPLOYEE:                    Kevin  Willcutts


         6/1/99                 /s/Kevin Willcutts
DATED: -----------           By:-----------------------------



EMPLOYER:                    Berens  Industries,  Inc.

         6/1/99                 /s/Marc Berens
DATED: -----------           By:-----------------------------